UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2008

Strongbow Resources Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52645

(Commission File Number)

20-4119257

(IRS Employer Identification No.)

2764 Lake Sahara Drive, Suite 111

Las Vegas Nevada 89117

(Address of principal executive offices)(Zip Code)

(702) 938 3656

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Effective March 24, 2008, the Board of Directors of Strongbow Resources Inc. (the “Company”) appointed Mr. Darren Hayes to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mr. Hayes possesses over 20 years of business management and consulting experience. Mr. Hayes holds a Free Miners License since 1990, a British Columbia Prospector License, and has been involved in the exploration and development of mining properties in both Canada and Mexico and Australia. Mr. Hayes has been involved in several start-ups exploring and reviewing prospect data and valuation techniques determining mine economics and resource grade capabilities. Mr. Hayes currently the President of Copper Road Resources Inc.

Strongbow Resources, Inc.

(Registrant)

Date: March 25, 2008	By: /s/ Lorne Reicher
Name: Lorne Reicher
Title: President and Chief Executive Officer

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